Effective/Contract Date

Loan Number 04/06/2015

50900648 Originating State

SBB Loan Package Input Sheet California Business Applicant's Name (exact legal name) Exhibit A Contact Name

Guarantor Name Exhibit A Spelled Out Number Exhibit A No.

Business Location (cannot be a P.O. Box: Street) City State Zip

Client's Line of Business

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Title of Authorized Signer:

Limited Liability Company
Limited Partnership
General Partnership
Revolving Line of Credit
Above $250,000
Below $250,000
Loan Amount $:	Spelled Out Dollar Amount:
Limited Liability Company
Limited Partnership
General Partnership
Revolving Line of Credit
Above $250,000
Below $250,000
Loan Amount $:	Spelled Out Dollar Amount:

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First Payment Date: Collateral RLOC Interest Rate %:

RLOC Rate Margin %:
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RLOC Min. Adv. Amnt.

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Loan No.: 50900648

CERTIFIED COPY OF CORPORATE RESOLUTION TO BORROW MONEY

The undersigned, as the CEO, President and Secretary of KIM International Corporation , a California corporation ("Corporation"), hereby certifies that at a meeting of the Board of Directors of said Corporation, duly called and held on this day of 04/06/2015, at which meeting a quorum of said Board was present and acting throughout, the following resolution was duly adopted by the majority vote of all the Directors present, and the same has not since been rescinded or modified, and is presently in full force and effect:

WHEREAS, the complete and correct name of the Corporation is KIM International Corporation , and the Corporation is duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California .

WHEREAS, the Corporation wants to obtain a loan from OPUS BANK, a California commercial bank ("Lender"), in the principal amount of ( $240,000.00 ) ("Loan"); and

WHEREAS, the Corporation will benefit by any credit now or hereafter extended by Lender to this Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the CEO, President and Secretary of this Corporation, acting together or any one acting alone, be, and they hereby are, authorized on behalf of, and in the name of this Corporation, to borrow from Lender, the above-specified sum, plus the additional amounts of such expenses, costs and other expenditures as such officers or officer may deem necessary to the making of the Loan, for such time and upon such terms as such officers, or any one of them acting alone, may agree upon in their or his/her discretion.

RESOLVED FURTHER, that the CEO, President and Secretary of this Corporation, acting together or any one acting alone, be and they hereby are, authorized to execute the promissory note of this Corporation for such Loan, a security agreement and other security documents securing the same, a business loan agreement, and such other instruments or documents as such officer or officers, in their discretion, may deem necessary or desirable to meet the requirements of Lender in connection with such Loan.

RESOLVED FURTHER, that the Corporation hereby agrees to notify the Lender in writing at the Lender's address prior to any (i) change in the Corporation's name, (ii) change in the Corporation's assumed business name(s), (iii) change in the Corporation's principal office address, (iv) conversion of the Corporation to a new or different form of business entity, or (v) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and the Lender.

RESOLVED FURTHER, that this Corporation ratifies the actions previously taken by the officers of this Corporation or any one of them acting alone, in connection with the obtaining of the Loan, actions taken to comply with such requirements, and all other actions taken incidental thereto.

RESOLVED FURTHER, that the authority conferred upon the aforesaid officers by this resolution shall remain in full force and effect until written notice of revocation by further resolution of this Board of Directors shall have been received by Lender, and that a copy of this resolution certified by the Secretary or purported Secretary of this Corpordation be delivered to Lender.

The undersigned further certifies that the officers of this Corporation, hereunder set forth, have been duly elected and hold the offices specified with this Corporation, and that the signature set forth beside each person's name is the true signature of such person:

CEO and President	Dallas R. Imbimbo	X
Title	Typed Name		Signature
Secretary	Nicholas Kovacevich	X
Title	Typed Name		Signature
CEO and President	Dallas R. Imbimbo	X
Title	Typed Name		Signature
Secretary	Nicholas Kovacevich	X
Title	Typed Name		Signature

X
Title Typed Name Signature

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Title Typed Name Signature

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Title Typed Name Signature

IN WITNESS WHEREOF, this certification has been signed on behalf of this Corporation by its secretary, thereunto duly authorized, as of this day of    , 20 . By Name Nicholas Kovacevich

SECRETARY

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BUSINESS LOAN AGREEMENT (Revolving Line of Credit)

THIS BUSINESS LOAN AGREEMENT (“Agreement”) is dated for reference purposes and entered into as of 04/06/2015 (“Effective Date”), between OPUS BANK, a California commercial bank ("Lender"), with a place of business located at 19900 MacArthur Blvd., 12th Floor, Irvine, California 92612, and KIM International Corporation , a California Corporation ("Borrower"), with a chief executive office located at 1800 Newport Circle , Santa Ana , CA 92705, and with reference to the following recitals

ARTICLE I: RECITALS
1.1 Borrower is in the business of plastic bottle manufacturing .

1.2 Borrower has requested that Lender extend credit to Borrower for the purpose of financing .

1.3 Lender has agreed to extend credit to Borrower subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL BENEFITS ACCRUING TO THE PARTIES HERETO AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, AND IN ORDER TO INDUCE LENDER TO MAKE THE LOANS REFERRED TO ABOVE, THE PARTIES HERETO DECLARE, UNDERSTAND AND AGREE TO THE FOLLOWING TERMS:

ARTICLE II: DEFINITIONS AND CONSTRUCTION

2.1 Definitions. Capitalized terms in this Agreement that are not defined when first used shall have the meanings set forth below:

(a) Advances. The term "Advances" shall mean all funds advanced to the Borrower under the terms of this Agreement, including without limitation all funds advanced as Lender Expenses.

(b) Agreement. The term "Agreement" shall mean this Business Loan Agreement, any concurrent or subsequent amendments, modifications, supplements, extensions, or schedules hereto.

(c) Authorized Officer. The term "Authorized Officer" shall mean any officer, partner or manager of Borrower set forth on Exhibit A attached hereto, as the same may be amended from time to time upon written notice to Lender.

(d) Lender Expenses. The term "Lender Expenses" shall mean each and all of the following: (a) all costs or expenses (including taxes and insurance premiums) required to be paid by Borrower under any of the Loan Documents which are paid or advanced by Lender, including without limitation, filing, recording, publication, and search fees paid or incurred by Lender in connection with Lender's transactions with Borrower; (b) all costs and expenses incurred by Lender to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the "Collateral," or any portion thereof irrespective of whether a sale is consummated; (c) all costs and expenses of suit incurred by Lender in enforcing or defending the Loan Documents; and (d) all Lender's reasonable attorneys' fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing, defending, or concerning the Loan Documents, irrespective of whether suit is brought.

(e) Borrower's Books. The term "Borrower's Books" shall mean: (a) all of Borrower's books and records including ledgers, records indicating, summarizing, or evidencing Borrower's assets or liabilities, or the Collateral; (b) all information relating to Borrower's business operations or financial condition; and (c) all computer programs, disk or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information.

(f) Business Day. The term "Business Day" shall mean any day which is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

(g) Collateral. The term "Collateral" shall mean certain assets of Borrower in which Borrower has granted to Bank a security interest, which assets are more particularly described in the "Security Agreement."

(h) Event of Default. The term "Event of Default" shall mean the occurrence of an event described in Section 7.1 below.

(i) Financial Statement(s). The term "Financial Statement(s)" shall mean all income statements, balance sheets, agings of collection accounts, statements of retained earnings or other related statements which reflect the financial worth of Borrower.

(j) Guarantor(s). The term "Guarantor(s)" shall mean Dallas R. Imbimbo and Nicholas Kovacevich .

(k) Loan. The term "Loan" shall mean the aggregate of all Advances made by Lender to Borrower hereunder.

(l) Loan Documents. The term "Loan Documents" shall mean, collectively, this Agreement, the Note, the Security Agreement, any other note or notes executed by Borrower to the order of Lender, and any other document, instrument and agreement executed by Borrower in connection with this Agreement.

(m) Note. The term "Note" shall mean that certain promissory note of even date herewith in the original principal amount of Two Hundred Forty Thousand Dollars & 00/100 ( $240,000.00 ), executed by Borrower to the order of Lender, which will evidence Advances made to Borrower hereunder.

(n) Obligations. The term "Obligations" shall mean all Advances together with interest thereon, Lender Expenses, and all other amounts payable by Borrower under the Loan Documents, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrower to others which Lender may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender Expenses which Borrower is required to pay or reimburse by the Loan Documents, by law or otherwise.

(o) Security Agreement. The term "Security Agreement" shall mean that certain security agreement dated 04/06/2015 , executed by Borrower in favor of Lender, pursuant to which Borrower has granted to Lender a security interest in the Collateral.

(p) UCC. The term "UCC" shall mean the California Uniform Commercial Code.

2.2 Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, to the singular include the plural, to the part include the whole, and "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or."  The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, and exhibit references are to this Agreement unless otherwise specified.

2.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles ("GAAP") as in effect from time to time. When used herein, the term "financial statements" shall include the notes and schedules thereto.

2.4 UCC Terms. Any terms used in this Agreement which are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein.

ARTICLE III: ADVANCES AND TERMS OF PAYMENT.

3.1 Extension of Credit. Subject to the full satisfaction of each and all of the conditions set forth in Section 3.7 below, and subject to the all other terms and conditions of this Agreement, Lender shall, upon the request of Borrower, made from time to time during the term hereof, and so long as no Event of Default has occurred and is continuing, or so long as this Agreement has not been terminated, and subject to the full satisfaction of each and all of the conditions set forth in Section 3.7, make Advances to Borrower in an aggregate amount not to exceed, at any one time, the sum of Two Hundred Forty Thousand Dollars & 00/100 ( $240,000.00 ).

3.2 Request for Advance. The Loan extended hereunder is a revolving line of credit, which means Borrower may borrow, repay and re-borrow amounts hereunder. Advances, as well as directions for payment from Borrower's deposit accounts maintained with Lender, may be requested orally or in writing on behalf of Borrower by any Authorized Officer. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with Borrower's or Borrower's authorized representative's instructions, and/or (B) credited to any of Borrower's accounts with Lender. The unpaid Advances owing hereunder, at any time, will be evidenced by Lender's internal records, including computer printouts. All requests for Advances shall be received 1 days prior to the funding of the Advance.  Requests received after 1:00 P.M. Pacific Time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day.

3.3 Authorization to Make Advances. Lender is hereby authorized to make Advances based on an oral or written request to Lender made by anyone purporting to be an Authorized Officer. Borrower hereby holds Lender harmless against any loss, claim, liability, cause of action, and damages arising out of Lender's reliance on such request in making an Advance hereunder.

3.4 Facility Fee. In consideration of Lender's agreement to extend financial accommodations to Borrower hereunder, Borrower agrees to pay Lender a recurring annual fee (the "Facility Fee") at Lender's then prevailing fee, the first payment of which shall be fully earned, due, and payable upon the execution and delivery of this Agreement.

3.5 Annual Review and Margin Revision. Lender may, no more frequently than every twelve months, perform a review of Borrower and, based upon the results of that review, unilaterally modify the Margin (as defined in the Note) in Lender's sole and absolute discretion. Lender shall give Borrower not less than 30 days' notice of the new Margin prior to using the new Margin in the calculation of interest due under the Note.

3.6 Thirty Day Resting (Zero Balance) Period. Borrower shall reduce the amount advanced to zero for a period of not less than 30 days, including at least 15 consecutive days, during any 12 month period.

3.7 Conditions to Each Advance. Lender shall not be obligated to disburse all or any portion of the first Advance and each subsequent Advance, unless and until Borrower has fully satisfied each and all of the following conditions:

(a) Borrower shall have executed and delivered to Lender an original counterpart of this Agreement;

(b) Borrower shall have executed and delivered to Lender an original Note;

(c) If repayment of the Loan is secured by a security interest in personal property collateral, then Borrower shall have executed and delivered to Lender an original Security Agreement;

(d) If repayment of the Loan is secured by a security interest in personal property collateral, then Lender shall have received a certificate of (or, if no such certificate is available, the best evidence normally provided by) the Secretary of State or other applicable central filing office of each state where a financing statement has been or is to be filed pursuant to this section showing all outstanding UCC filings against Borrower, together with copies of all filings referred to in any such certificate. If Lender so requests, Borrower shall have obtained and delivered to Lender any subordination agreements, termination statements and/or releases of interest from each secured party identified in any such filing who, in Lender's opinion, may have a security interest in any Collateral which does or potentially could conflict with the security interest granted to Lender hereunder;
(e) If Borrower is a corporation, Lender shall have received the following:
(1) A duly executed corporate resolution to borrow authorizing the loan transactions contemplated hereby and the grant of the security interest provided for herein, and authorizing specific officers to act on behalf of the corporation in connection with this Agreement,

(2) A certificate of good standing showing that Borrower is in good standing under the laws of the state of its incorporation and certificates indicating that Borrower is qualified to transact business and is in good standing in any other state in which the conduct of its business or its ownership of property requires that it be so qualified, and

(3) A copy of Borrower's articles or certificates of incorporation and its bylaws;
(f) If Borrower is a partnership or joint venture, Lender shall have received the following:
(1) A duly executed copy of Borrower's partnership agreement and any modifications, amendments and supplements thereto, and

(2) A duly executed partnership authorization to borrow relating to the transactions contemplated and covered by this Agreement;
(g) If Borrower is a limited liability company organized under the laws of the State of California, Lender shall have received a copy of Borrower's articles of organization, together with a copy of the filed form LLC 1 and a copy of Borrower's executed operating agreement;

(h) If Borrower is a limited liability company organized under the laws of a state other than California, Lender shall have received a copy of Borrower's articles of organization, or such other document or instrument pursuant to which Borrower is formed, together with a copy of a Limited Liability Company Application for Registration filed with the California Secretary of State;

(i) Borrower shall have delivered to Lender any guaranties of the Obligations required by Lender, duly executed by the Guarantors;

(j) If repayment of the Loan is secured by a security interest in Collateral, then Borrower shall have provided Lender with evidence satisfactory to Lender that Borrower has obtained insurance policies or binders, with such insurers and in such amounts as may be acceptable to Lender, respecting the tangible personal property comprising the Collateral and naming Lender as a loss payee on a lender's loss payable endorsement or co-insured on all applicable general liability and casualty policies;

(k) Lender shall have received the Facility Fee;

(l) Lender shall have received any and all additional documents, instruments and certificates required pursuant to this Agreement, or otherwise deemed necessary and requested by Lender; and

(m) If required by Lender, Borrower shall have paid or reimbursed Lender for all attorneys' fees, filing fees, recording fees, insurance premiums and other costs associated with the preparation of the final Loan Documents, closing of the Loan and perfecting any liens granted to Lender to secure the Loan.

3.8 Repayment of Advances. Borrower shall repay all Advances together with interest thereon in accordance with the terms of the Note.

ARTICLE IV: CONTINUING REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Lender as follows, each such representation and warranty to continue so long as any Obligations remain unpaid:

4.1 Entity Warranties.

Borrower is a duly organized, validly existing corporation and in good standing under the laws of the State of California ;

Borrower is duly qualified and in good standing as a foreign corporation in each state where any of the Collateral is located, or the failure to so qualify will not have a material adverse effect upon the business or financial condition of Borrower, its rights or duties hereunder, or its ability to comply with or enforce any lease or finance contract; and

Borrower has the corporate power and authority to execute and deliver this Agreement to Lender and to perform its Obligations in connection with this Agreement and such of the Loan Documents under which Borrower has Obligations.

4.2 General Warranties.

(a) Authority to Borrower. The execution, delivery and performance of this Agreement by Borrower does not violate any agreement to which Borrower is a party or by which Borrower or Borrower's property is or may be bound, and no consent of, notice to, approval of or withholding of objection by any person or organization, including any governmental agency, is required in connection with such execution, delivery and performance.

(b) Enforceability. This Agreement constitutes a legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, or reorganization or similar laws affecting the enforcement of creditors' rights generally.

(c) Relocation of Chief Executive Office. The chief executive office of Borrower is at the address indicated in the first paragraph of this Agreement and Borrower covenants and agrees that it will not, without thirty (30) days prior written notification to Lender, relocate such chief executive office.

(d) Due Authorization. Borrower has the right and power and is duly authorized to enter into each of the Loan Documents to which it is a party.

(e) Compliance with Articles; Bylaws. The execution by Borrower of each of the Loan Documents to which it is a party shall not constitute a breach of any provision contained in Borrower's certificate or articles of incorporation or its bylaws, nor does it constitute an event of default under any material agreement to which Borrower is now or may hereafter become a party.

(f) Litigation. There are no actions or proceedings pending by or against Borrower or any Guarantor before any court or administrative agency and Borrower has no knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower, except for ongoing collection matters in which Borrower is the plaintiff. If any of the foregoing arise during the term of this Agreement, Borrower shall promptly notify Lender in writing.

(g) No Material Adverse Change in Financial Statements. All Financial Statements which have been or may hereafter be delivered by Borrower to Lender are, in all material respects, accurate and correct, and have been prepared in accordance with GAAP and fairly present Borrower's financial condition as of the date thereof. There has been no material adverse change in the financial condition of Borrower since the date of the most recent Financial Statements submitted to Lender. No liabilities of Borrower, contingent or otherwise, exist which are not shown on the Financial Statements.

(h) Solvency. Borrower is now and shall be at all times hereafter solvent and able to pay its debts (including trade debts) as they mature.

(i) Environmental Condition. None of Borrower's properties or assets have ever been used by Borrower or, to the best of Borrower's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport any hazardous waste or hazardous substance or toxic substance as defined and regulated by federal and state laws. None of Borrower's properties or assets have ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute. No lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower. Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower resulting in the releasing, or otherwise disposing of, hazardous waste or hazardous substances into the environment.

(j) Compliance with Business Laws. If Borrower conducts business under a fictitious name or trade style, Borrower has complied with all applicable laws regulating the conduct of business affairs under a fictitious name or trade style, including, without limitation, any law requiring the filing of fictitious name statements.

(k) Taxes. Borrower is not delinquent in the payment of any federal, state, or local taxes, including, without limitation, any sales, use or personal property taxes.

(l) Securities. None of the proceeds of any Advance will be used directly or indirectly for the purpose of purchasing or carrying, within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, any "Margin Stock" as defined in said Regulation.

4.3 Reliance by Lender; Cumulative. Each warranty, representation, and agreement contained in this Agreement shall be automatically deemed repeated with each Advance and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The warranties, representations, and agreements set forth in this Agreement shall be cumulative and in addition to any and all other warranties, representations, and agreements which Borrower shall now or hereafter give, or cause to be given, to Lender.

ARTICLE V: AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the Obligations, and unless Lender shall otherwise consent in writing, Borrower shall do all of the following:

5.1 Preservation of Existence and Assets. Borrower shall maintain and preserve its existence and assets and all rights, franchises and other authority necessary for the conduct of its business. Borrower shall not change its name, identity or business organization without prior written notice to Lender. Borrower shall maintain and preserve its properties, equipment and facilities in good order, condition and repair. Lender may, at reasonable times, visit and inspect any of the properties of Borrower.

5.2 Taxes, Assessments and Other Charges. Borrower shall duly and promptly pay and discharge, as the same become due and payable, all taxes, assessments, and governmental and other charges, levies or claims levied or imposed, or which if unpaid might become a lien or charge, upon the properties, assets, earnings or business of Borrower, except such as are being diligently contested in good faith and by appropriate provisions approved by Lender have been established by Borrower to pay and discharge same upon resolution of any dispute. If Borrower fails to pay any such tax, assessment, charge, levy or claim, Lender may, in its sole and absolute discretion and without notice to Borrower, make payment of the same or any part thereof as Lender deems necessary to satisfy the liability therefor. Lender may conclusively rely on the usual statements of the amount owing or other official statements issued by the appropriate governmental agency.

5.3 Payment of Obligations. Borrower shall pay all of its liabilities and obligations when due and prior to the date on which penalties attach thereto and will keep all existing debts current.

5.4 Compliance With Laws. Borrower shall comply with all federal and state laws, statutes and regulations affecting the ownership of its property and the conduct of its business.

5.5 Accounting System. Borrower at all times hereafter shall maintain a standard and modern system of accounting, with ledger and account cards or computer tapes, disks, printouts, and records pertaining to the Collateral which contain information as may from time to time be requested by Lender.

5.6 Records. Borrower shall keep full and accurate accounts and records of its operations.

5.7 Audit. Borrower shall permit Lender, its employees or agents upon request to inspect and test Borrower's books and records for the purpose of verifying the accuracy of all information required under the terms of this Agreement or submitted pursuant to this Agreement. Pursuant to this Section, Borrower shall grant Lender complete access (including computer access) to all records in whatever form, including accounts, bank statements, agings, delinquency reports, collection reports and litigation reports, whether in hard form or on software.

5.8 Insurance. Borrower shall keep all its insurable property, including all Collateral, real, personal or mixed, insured against fire and such other risks as are customarily insured against with respect to like properties by companies conducting similar businesses, and Borrower shall maintain adequate workers' compensation insurance and adequate insurance against liability for damage to persons or property that shall not be materially modified or canceled without at least five days prior notice to Lender from the insurance carrier. All such insurance policies shall be in amounts and with carriers acceptable to Lender, and shall (except those of workers' compensation, public liability and property damage) name Lender as loss payee and additional insured, as appropriate. Borrower shall provide Lender with copies of all insurance policies obtained by Borrower.

5.9 Notice of Certain Events. Borrower shall give prompt written notice to Lender of all events of default under any of the terms or provisions of this or any other agreement entered into by Borrower, material changes in management, material litigation, and any other matter which has resulted in, or might reasonably be expected to result in, a material adverse change in Borrower's condition or operations.

5.10 Execution of Other Documents. Borrower shall promptly execute and deliver all supplements and amendments hereto, and all financing statements, fixture filings, continuation statements and such additional agreements, instruments and assurances in connection with this Agreement as Lender reasonably requests to effectuate the provisions hereof.

5.11 Borrowings and Prepayments. Borrower shall obtain Lender's prior written consent, which consent shall not be unreasonably withheld, to sell or discount any chattel paper, receivable or evidence of indebtedness, or to incur, whether directly or indirectly, any liability for borrowed money, or to prepay any indebtedness owed to any third party, including its executives, directors or officers. Nothing herein shall prohibit Borrower from being obligated to its vendors and suppliers under ordinary credit terms. If, at any time, Lender determines that it is necessary or advisable to obtain an intercreditor agreement from one or more third party creditors of Borrower, Borrower shall cooperate with Lender and use commercially reasonable efforts to assist Lender in procuring such intercreditor agreement.

5.12 Asset Forfeiture. Borrower covenants and agrees that it has not committed and shall not commit any act or engage in any conduct which shall cause the Collateral or any assets of Borrower to be subject to any claim by the federal, state or local government, now or in the future, under the asset forfeiture laws or regulations promulgated thereunder and as may be amended from time to time.

5.13 Environmental Due Diligence. Borrower shall maintain all of its assets, including, without limitation, the Collateral in good operable condition free of any form of contamination by hazardous substances as defined by 42 USC 9601 et seq., the California Health and Safety Code, and other federal, state and municipal laws and regulations. Borrower shall maintain all real and personal property in its possession in compliance with federal and state law and the rules and regulations promulgated thereunder by federal, state and municipal regulatory agencies, and shall obtain all the required permits and audits required by any government agency which governs Borrower or Borrower's assets or business activities.

5.14 Environmental Audit. In the event that Borrower pledges personal property collateral or Borrower's business is engaged in the manufacture, transportation or storage of a hazardous substance as defined in federal, state or municipal regulation, Borrower shall, upon Lender's resonable request, provide Lender, at Borrower's expense, with a complete environmental audit by an environmental consulting company acceptable to Lender, based on criteria acceptable to Lender, which audit provides an unqualified opinion that the personal property or business which is subject to the audit is in compliance with all pertinent federal, state and municipal regulations.

5.15 Account Aging. Borrower shall, upon Lender's request, execute and deliver to Lender, a detailed aging, by total, of the Accounts, a reconciliation statement, and a summary aging, by vendor, of all accounts payable and any book overdraft.

5.16 Financial Statements, Reports, Certificates.

(a) Borrower shall deliver to Lender other reports reasonably requested by Lender relating to the Collateral and the financial condition of Borrower.

(b) Borrower shall deliver to Lender a certificate signed by the Authorized Officer of Borrower to the effect that all reports, statements, or computer-prepared information of any kind or nature delivered or caused to be delivered to Lender under this Section fairly present the financial condition of Borrower and that there exists, on the date of delivery of such certificate to Lender, no condition or event which constitutes an Event of Default.

5.17 Guarantor Reports. Borrower agrees to cause any Guarantor of any of Borrower's obligations hereunder to deliver its annual financial statements and copies of all federal income tax returns upon Lender's request.

5.18 Taxes. All assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its property, shall be paid in full before delinquency or before the expiration of any extension period.

5.19 Lender Expense. Borrower shall immediately and without demand reimburse Lender for all sums expended by Lender which constitute Lender Expenses, and Borrower hereby authorizes and approves all Advances and payments by Lender for items constituting Lender Expenses.

 ARTICLE VI: NEGATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the Obligations, Borrower will not do any of the following without Lender's prior consent:

6.1 Encumbrances and Liens. Sell, lease, transfer, exchange or otherwise dispose of any of the Collateral, nor create, assume or suffer to exist any mortgage, pledge, security interest, charge, encumbrance or lien (other than for taxes not delinquent and for taxes and other items being contested in good faith) on any of the Collateral other than the sale of inventory in the ordinary and usual course of Borrower's business as presently conducted.

6.2 Liquidation and Reorganization. Liquidate, dissolve or enter into any consolidation, merger or other combination in which its separate identity shall cease, nor convey, sell, lease, transfer or assign to any party all or any part of its assets or business, including, without limitation, any of its operating rights, licenses or franchises, except in the ordinary course of its business.

6.3 Dispose of Assets. Sell, lease, or otherwise dispose of, move, relocate, or transfer, whether by sale or otherwise, any of Borrower's assets other than sales of inventory in the ordinary and usual course of Borrower's business as presently conducted.

6.4 Merge, Acquire. Acquire, merge, or consolidate with or into any other business organization or change Borrower's business structure name or identity.

6.5 Extraordinary Transactions. Make any guaranty or loans, borrow any money, transfer assets, incur any debts or enter into any transaction, except in the ordinary course of business.

6.6 Guaranty. Guaranty or otherwise become in any way liable with respect to the obligations of any third party, except by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to Lender.

6.7 Restructure. Make any change in Borrower's financial structure or in any of its business operations without Lender's consent.

6.8 Prepayments. Prepay any existing indebtedness owing to any third party.

6.9 Change of Ownership. Cause, permit, or suffer any change, direct or indirect, in Borrower's capital ownership in excess of ten percent (10%).

6.10 Suspension. Suspend or go out of business.

ARTICLE VII: DEFAULT AND REMEDIES

7.1 Events of Default. Any one or more of the following events shall constitute an “Event of Default” by Borrower under this Agreement:

(a) Borrower fails to pay when due and payable, or when declared due and payable, any amounts payable under the Note (whether of principal, interest, late payment charge, prepayment premium, or otherwise) or other Loan Documents and such amount is not paid within ten (10) days after such amount is due and payable;

(b) Borrower fails or neglects to perform, or observe when due, any term, provision, condition, covenant, warranty or representation contained in this Agreement or in any Loan Documents, or in any other present or future agreement or arrangement between Borrower and Lender, and such default shall not have been cured within fifteen (15) business days after notice thereof is given to Borrower by Lender;

(c) There is a material impairment of the prospective of repayment of any portion of the amounts owing to Lender under the Loan Documents or a material impairment of the value or priority of Lender's security interests in any Collateral;

(d) Any material portion of Borrower's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any judicial officer, or any lien is filed or recorded against the assets of the Borrower by a governmental agency, or any judgment against the Borrower becomes a lien against any of the Borrower's assets;

(e) A voluntary or involuntary petition in bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to the federal bankruptcy law or under similar present or future federal or state bankruptcy or insolvency law, is filed by or against Borrower, and such petition is not dismissed within sixty (60) days thereafter;

(f) A receiver, trustee or liquidator (or other similar official) is appointed for Borrower or for all or any substantial part of its assets, or of the Collateral or any portion thereof, and is not discharged within sixty (60) days thereafter;

(g) Borrower makes an assignment of all or any portion of its assets for the benefit of creditors;

(h) Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

(i) There is a default in any material agreement to which Borrower is a party with third parties resulting in a right by such third parties to accelerate the maturity of Borrower's indebtedness;

(j) Any guarantor of Borrower's obligations under the Loan Documents dies, terminates its guaranty, or becomes the subject of any insolvency proceeding;

(k) Any government agency files a lien or commences an action or any third party files a claim or lawsuit against Borrower in connection with a violation of state or federal environmental statutes, which claim may result in a substantial fine or penalty or the payment of damages;

(l) Any agency of the federal, state or local government commences any proceedings against Borrower or any guarantor, or the assets of either, for the purpose of enforcing forfeiture rights as provided by federal or state law, or Borrower or any guarantor is the subject of any investigation or any complaint or bill of indictment has been brought against any Borrower or any guarantor in connection with conduct the penalty for which is forfeiture of all or any portion of Borrower's or guarantor's assets;

(m) Borrower suspends its business or ceases doing business as a going concern; and

(n) Any of the foregoing events occur with respect to any guarantor of Borrower's obligations under the Loan Documents.

7.2 Lender's Rights And Remedies. Upon the occurrence of an Event of Default, Lender may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a) Terminate Lender's obligation to make Advances to Borrower hereunder;

(b) Declare all of Borrower's obligations to Lender immediately due and payable, whether evidenced by the Note, by any of the other (collectively "Loan Documents") or otherwise; and

(c) Exercise all other rights and remedies available to Lender under the Loan Documents, at law or in equity.

7.3 Remedies Cumulative. Lender's rights and remedies under this Note, the Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on Borrower's part shall be deemed a continuing waiver.  No delay by Lender shall constitute a waiver, election, or acquiescence by it.

ARTICLE VIII: GENERAL PROVISIONS

8.1 Time of the Essence. Time is hereby declared to be of the essence in the performance of this Agreement and of every part hereof.

8.2 Notices. Except as otherwise provided herein, any notice or other communication required to be given in writing shall be personally served by messenger, or sent by a commercial overnight delivery service (such as Federal Express), or by certified mail, return receipt requested, and shall be deemed given on the date actually received if served by messenger, or on the next business day after deposit with an overnight delivery service, or on the date of receipt as shown on the return receipt if sent by certified mail. The addresses of the parties to which notices and other communications shall be sent (until notice of a change thereof is served as provided herein) are set forth below. Any party to this Agreement may change its address for giving notices or demands hereunder by written notice of such change to the other party in accordance with the provisions hereof.  Borrower shall promptly notify Lender of any change of its principal place of business or mailing address in the manner prescribed by this paragraph.

8.3 Entire Agreement; Amendment. This Agreement and any agreements, instruments or documents referred to herein constitute the entire agreement among the parties hereto regarding the subject matter hereof, and all prior and/or contemporaneous communications, verbal or written, between or among the parties hereto regarding the subject matter hereof shall be of no further effect or evidentiary value. This Agreement can be amended only by a written agreement executed by duly authorized representatives of the parties hereto.

8.4 Construction of Agreement. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

8.5 Waivers.

(a) Demand; Protest, etc. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

(b) Jury Trial. Borrower and Lender each waive any right to trial by jury in any action or proceeding relating to this Agreement or any of the Agreements entered into in connection herewith to the maximum extent permitted by law.

8.6 Choice of Law and Venue. The validity of this Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under, governed by, and construed in accordance with the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the County of Orange, State of California. Borrower waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue and hereby consents to any court ordered relief.

8.7 Destruction of Borrower's Documents. Any documents, schedules, invoices, aging, or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender four (4) months after they are delivered to or received by Lender, unless Borrower does request, in writing, the return of the said documents, schedules, invoices or other papers and makes arrangements, at Borrower's expense, for their return.

8.8 Rights and Remedies Cumulative. Lender's rights, powers and remedies under this Agreement, and all other related agreements and instruments, shall be cumulative and not alternative, and shall be in addition to all rights, powers and remedies given to Lender under the UCC, other applicable law and in equity.

8.9 No Third Party Beneficiaries. Neither this Agreement nor any agreement or instrument required in connection herewith is intended, or shall be deemed, to create or grant any rights in favor of any third party. Nor may such third party claim any benefit of or from any warranty, representation, covenant, agreement, right, power or remedy made or granted hereunder, which benefits are reserved solely for the parties hereto.

8.10 Non-Waiver. Any forbearance or failure or delay by Lender in exercising any right, power or remedy hereunder shall not be deemed a waiver thereof, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof. No exercise by Lender of one right, power or remedy shall be deemed an election, and no waiver by Lender of any default on Borrower's part shall be deemed a continuing waiver.

8.11 Exhibits. All of the exhibits attached to this Agreement shall be deemed incorporated herein by reference.

8.12 Severability. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

8.13 Headings. All section headings and section numbers have been set forth herein for convenience of reference only, and shall not limit or affect the meaning or interpretation of any section hereof.

8.14 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties.

8.15 Counterpart Execution. This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Agreement.

8.16 Attorneys' Fees. In the event any party to this Agreement shall be required to commence any action or proceeding against any other party by reason of any breach or claimed breach of any provision of this Agreement, to commence any action in any way connected with this Agreement, or to seek a judicial declaration of rights under this Agreement, the party prevailing in such action or proceeding shall be entitled to recover from the other party, or parties, the prevailing party's reasonable attorneys' fees and costs including, without limitation, all witness fees and associated expenses, including matters on appeal whether or not the proceeding or action proceeds to judgment.

IN WITNESS WHEREOF, this Agreement is executed on behalf of each party by its duly authorized representative(s) on the date(s) indicated below and effective as of the date set forth above.

DATE:	DATE:
Name Dallas R. Imbimbo By Title CEO BORROWER: KIM International Corporation a California corporation	Name By Title LENDER: OPUS BANK a California commercial bank
DATE:	DATE:
Name Dallas R. Imbimbo By Title CEO BORROWER: KIM International Corporation a California corporation	Name By Title LENDER: OPUS BANK a California commercial bank

SIGNATURE AUTHORIZATION FORM
(EXHIBIT A TO BUSINESS LOAN AGREEMENT)

OPUS BANK
19900 MacArthur Boulevard 12th Floor Irvine, California 92612

Attn: Dallas R. Imbimbo and Nicholas Kovacevich

Re: Loan No. 50900648

Any one (1) of the following persons are hereby authorized by KIM International Corporation , a California Corporation ("Borrower") to execute requests for disbursements of funds and "Borrowing Base Certificates" under the above-described loan:

AUTHORIZED INDIVIDUAL: AUTHORIZED INDIVIDUAL:

Signature Signature Print Name Dallas R. Imbimbo Print Name Nicholas Kovacevich Title CEO Title Secretary

AUTHORIZED INDIVIDUAL: AUTHORIZED INDIVIDUAL:

Signature Signature Print Name Print Name Title Title

DATE: BORROWER: KIM International Corporation
a California corporation

By Name Dallas R. Imbimbo Title CEO

[Missing Graphic Reference]
Loan No.: 50900648

GENERAL CONTINUING GUARANTY

In order to induce OPUS BANK, a California commercial bank ("Lender") to extend and/or to continue to extend financial accommodations to KIM International Corporation , a California Corporation ("Borrower") pursuant to any present or future promissory note, loan agreement, or other agreement between Lender and Borrower including any modifications, extensions, revisions or substitutions thereof including all other agreements entered into in connection with and for the purpose of executing any of the loan documents referenced herein, ("Loan Documents"), and in consideration thereof, and in consideration of any loans, advances, or financial accommodations heretofore or hereafter granted by Lender to or for the account of Borrower, whether pursuant to the Loan Documents, or otherwise, the undersigned (hereinafter referred to as the "Guarantor") hereby jointly and severally guarantees, promises and undertakes as follows:

1. OBLIGATION

Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to Lender, or order, on demand, in lawful money of the United States, any and all present or future indebtedness and/or obligations of Borrower owing to Lender (including, but not limited to, the repayment to Lender of all sums which may be presently due and owing and of all sums which shall in the future become due and owing from Borrower) arising under the Loan Documents or other agreements, except as limited herein. The terms "indebtedness" and "obligations" (hereinafter collectively referred to as the "Obligations") are used herein in their most comprehensive sense and include any and all advances, debts, obligations, and liabilities of Borrower, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, and however arising (including, without limitation, indebtedness owing by Borrower to third parties who have granted Lender a security interest in such accounts, chattel paper and/or general intangibles; and further including, without limitation, any and all attorneys' fees, costs, premiums, charges, and/or interest owed by Borrower to Lender, whether under the Loan Documents or otherwise), whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter becomes otherwise unenforceable, and includes Borrower's prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty, undertaking and provision to be performed by Borrower under the Loan Documents, except as limited herein.

2. CONSIDERATION

This Guaranty is taken for the purpose of guaranteeing the continued obligations of Borrower under the terms of the Loan Documents.  Lender has required the Guaranty as a condition to making a loan, extending credit or to continue funding under the Loan Documents. Guarantor has a material interest in having the Lender make such loan, extend such credit or continue funding advances to Borrower.

3. CONTINUING GUARANTY

This General Continuing Guaranty (this "Guaranty") is a continuing guaranty which shall remain effective during the term of the Loan Documents and relates to any Obligations, including those which arise under successive transactions which shall either cause Borrower to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied, until this Guaranty has been expressly terminated.  Any termination of this Guaranty and Guarantor's obligations hereunder shall be in writing and received by Lender at least five (5) days prior to the effective date of such termination and shall be applicable only to transactions having their inception after the effective date of such termination and shall not affect any rights or Obligations arising out of transactions having their inception prior to such date even if subsequent to such termination such Obligations are modified, renewed, compromised, extended, or otherwise amended (including, but not limited to, an increase in the interest rate applicable to such Obligations).

4. UNLIMITED LIABILITY

Guarantor's liability under this Guaranty shall be unlimited and shall include all present of future written Obligations between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs incurred in connection with the Obligations including any amendments, extensions, modifications, renewals, replacements or substitutions.

5. INDEPENDENT OBLIGATION

Guarantor agrees that it is directly and primarily liable to Lender, that the obligations hereunder are separate and independent of the Obligations of Borrower, or of any other Guarantor, and that Lender may file a separate action or actions at law against the Guarantor to enforce this Guaranty and to exercise any rights or remedies that Lender may have against collateral securing performance under the terms of this Guaranty. Guarantor waives all rights to require Lender to proceed first against the Borrower or the collateral pledged by the Borrower as a condition of proceeding against Guarantor.  Guarantor agrees that the Lender may proceed against the Guarantor and any collateral pledged by the Guarantor to secure this Guaranty at any time and in any order that it chooses without regard to any other guarantors, the Borrower or other available collateral and Guarantor waives all rights to require the Lender to marshall the collateral pledged by the Borrower or any other guarantor. Guarantor hereby waives all right to assert any defense to the enforcement of this Guaranty on the grounds that the Lender has released voluntarily or involuntarily the Borrower or any other guarantor, modified the Loan Documents or any other contract between Borrower and Lender, or released or substituted collateral pledged to secure all Obligations including any loan made to Borrower or any other guaranty without the consent of Guarantor and further agrees that any releases which may be given by Lender to Borrower or any other guarantor or endorser shall not release any obligation of performance by Guarantor under the terms of this Guaranty.

6. INSOLVENCY OF GUARANTOR/BORROWER

In the event that any bankruptcy, insolvency, receivership or similar proceeding is instituted by or against Guarantor and/or the Borrower or in the event that either the Guarantor or Borrower becomes insolvent, makes an assignment for the benefit of creditors, or attempts to effect a composition with creditors, at Lender's election, without notice or demand, the obligations of Guarantor created hereunder shall become due, payable and enforceable against Guarantor whether or not the Obligations are then due and payable.

7. WAIVERS

7.1 Guarantor hereby waives any right to require Lender, or any defense resulting from Lender's failure, to prosecute or seek to enforce any remedies against Borrower or any other party liable to Lender on account of the Obligations and/or to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Lender by Borrower or any other party on account of the Obligations.

7.2 Guarantor hereby waives any right to assert against Lender any defense (legal or equitable) based on the impairment of this Guaranty or any of Guarantor's rights in connection herewith as a result of the modification, amendment or change in the Loan Documents or the Obligations. Without limiting the generality of the foregoing, Guarantor also agrees that this Guaranty shall not be impaired by any modification, supplement, extension, accord and satisfaction, amendment or termination of any contract or agreement to which Lender and Borrower may hereafter agree, nor by any modification, release, or other alteration of any of the Obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatsoever with Borrower or anyone else.

7.3 Guarantor hereby waives any rights to assert against Lender any defense (legal or equitable), set-off, counterclaim, and/or claim which Guarantor may now or at any time hereafter have against Borrower and/or any other party liable to Lender in any way or manner.

7.4 Guarantor hereby waives all defenses, counterclaims and offsets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of the Loan Documents or this Guaranty including acts or omissions which may discharge Borrower due to the unenforceability of the Loan Documents or other guarantees.

7.5 Borrower hereby waives Section 1111(b)(2) of the U. S. Bankruptcy Code; any extension of credit or grant of lien under Section 364 of the Code; any use of cash collateral under Section 363 of the Code; any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding; the avoidance of any lien in favor of Lender for any reason; any bankruptcy, insolvency, reorganization, arrangement or readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower, the undersigned or any other guarantor, maker or endorser, including without limitation, any discharge of, or bar or stay against collecting, all or any of the indebtedness (or any interest thereon), in or as a result of any such proceeding; any indebtedness exceeding the Guarantor's liability hereunder.

7.6 Guarantor hereby waives any rights to assert against Lender any defense (legal or equitable) arising out of or in connection with any election by Lender under Section 9501(4) of the California Uniform Commercial Code as to any collateral security of the indebtedness or any guarantee of an indebtedness; or any action taken by Lender that is authorized by this continuing guaranty.

7.7 Guarantor waives all rights and defenses that guarantor may have because the debtor's debt is secured by real property. This means, among other things: (i) the creditor may collect from the guarantor without first foreclosing on any real or personal property collateral pledged by the debtor; (ii) if the creditor forecloses on any real property collateral pledged by the debtor: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (b) the creditor may collect from the guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor. This is an unconditional and irrevocable waiver of any rights and defenses the guarantor may have because the debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based on Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. As an illustration, without limiting the foregoing, Guarantor waives and relinquishes all rights, remedies and defenses that Guarantor may have: (1) under any law which may limit the amount of a deficiency judgment based on any obligation secured hereby; (2) under any bar to deficiency judgments; (3) any requirement of law that Lender exhaust any security for the Obligations guaranteed hereby before proceeding against Guarantor; (4) under any law which may prohibit Lender from enforcing its rights and remedies against Guarantor by both a private trustee's sale and an action in court; (5) under any law which requires that a court action to enforce Lender's rights by an action to foreclose any deed of trust; and (6) by reason of an election of remedies by Lender, including but not limited to the exercise of nonjudicial or judicial remedies against Borrower or any guarantor, Borrower's or any guarantor's real and/or personal property, or any other security for the Obligation guaranteed hereby in whatever order of manner Lender may determine, which may, in any manner, impair, affect, reduce, release, destroy, and/or extinguish Guarantor's subrogation rights, rights to proceed against Borrower for reimbursement, and/or other rights of Guarantor to proceed against Borrower, any guarantor, or against any other person or security including, without limitation, any loss of rights that Guarantor may suffer in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging indebtedness of or remedies against Borrower or any other person. Guarantor agrees that if all, or a portion, of the Obligation guaranteed hereby are at any time secured by any deed of trust or other interest in real property, Lender, in its sole discretion and without notice or demand and without affecting the security of any deed of trust, may exercise all its rights and remedies against Borrower or any guarantor, Borrower's or any guarantor's real and personal property, and any other security for the Obligation guaranteed hereby in whatever order or manner Lender may determine, including without limitation, nonjudicial foreclosure of any real property security.

7.8 Without limiting the generality of any of the foregoing or any other provision hereof, Guarantor hereby expressly waives any and all benefits that might otherwise by available to Guarantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433 (as such sections may be amended or recodified from time to time), and California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (as such sections may be amended or recodified from time to time). Guarantor hereby acknowledges and understands that Lender may obtain a judgment against Guarantor for the entire Obligation or any deficiency balance thereof upon foreclosure of real or person property without regard to the fair market value of the property, the method of foreclosure or that fact that the Obligation arises from a purchase money transaction.

7.9 Guarantor hereby waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which Guarantor may be entitled.

7.10 Guarantor also waives any rights to a jury trial in any action hereunder or arising out of Lender's transactions with Borrower.

8. NO ALTER EGO

In the event Guarantor or Borrower is a corporation, Guarantor hereby represents and warrants to Lender as to such corporation (hereinafter referred to as the "Corporation") as follows:

8.1 The Corporation is duly organized, validly existing and in good standing under the laws of the State of Corporation;

8.2 The Corporation observes corporate formalities, including holding regularly scheduled meetings of the board of directors and regularly scheduled stockholder meetings;

8.3 The Corporation maintains adequate corporate records, including minutes of the board of directors and of stockholders, separate and distinct from any entity or person related to the Corporation;

8.4 The Corporation's funds and other assets are held and maintained separately from the funds or other assets of any related entity or person;

8.5 The Corporation is adequately capitalized to achieve its business purpose;

8.6 The Corporation observes legal formalities and maintains an arm's length relationship in any dealings or transactions between the Corporation and any related entity or person;

8.7 The Corporation is not an instrumentality or conduit for a single venture or the business of an individual or another corporation; and

8.8 The Corporation does not or will not procure labor, services or merchandise for another person or entity and not for the benefit of the Corporation.

9. INDEMNITY

Guarantor agrees to indemnify Lender and hold Lender harmless against all obligations, demands, claims and liabilities claimed or asserted by any other party and against all losses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following, or consequential to transactions with Borrower whether under the Loan Documents, or otherwise.

10. SCOPE OF LENDER'S AUTHORITY

Guarantor hereby authorizes Lender, without notice or demand and without affecting its liability hereunder, from time to time to:

10.1 Renew, compromise, extend, accelerate, or otherwise change the time for payment or the terms of any of the Obligations, or any part thereof, including, without limitation, increasing or decreasing the rate of interest thereof;

10.2 Take and hold security for the payment of the Obligations guaranteed hereby, and exchange, enforce, waive, and release any such security without obtaining consent of Guarantors;

10.3 Apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine;

10.4 Release or substitute any one or more endorser(s) or guarantor(s); and

10.5 Assign, without notice, this Guaranty in whole or in part and/or Lender's rights hereunder to anyone at any time.

Guarantor agrees that Lender may do any or all of the foregoing in such manner, upon such terms, and at such times as Lender, in its discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing Guarantor. Guarantor hereby consents to each and all of the foregoing acts, events and/or occurrences.

11. SUBORDINATION OF OTHER DEBTS

Any and all present and future debts and obligations of Borrower to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Borrower to Lender. All monies or other property of Guarantor at any time in Lender's possession may be held by Lender as security for any and all obligations of Guarantor to Lender no matter how or when arising, whether absolute or contingent, whether due or to become due, and whether under this Guaranty or otherwise. Guarantor also agrees that Lender's books and records showing the account between Lender and Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof. At the request of Lender, Borrower shall pay to Lender all or any part of such subordinated indebtedness and any amount so paid to Lender at its request shall be applied to payment of the indebtedness.  Each payment on the indebtedness of Borrower to Guarantor received in violation of any of the provisions hereof shall be deemed to have been received by the Guarantor as trustee for Lender and shall be paid over to Lender immediately on account of the indebtedness, but without otherwise affecting in any manner Guarantor's liability under any of the provisions of this Guaranty. Guarantor agrees to file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any indebtedness of Borrower to Guarantor, and Lender shall be entitled to all of Guarantor's rights thereunder. If, for any reason, Guarantor fails to file such claim at least 30 days prior to the last date on which such claim should be filed, Lender, as Guarantor's attorney-in-fact, is hereby authorized to do so in Guarantor's name or, in Lender's discretion, to assign such claim to and cause proof of claim to be filed in the name of Lender's nominee. In all cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount payable on the claim in the proceeding, and to the full extent necessary for that purpose, Guarantor hereby assigns Lender all Guarantor's rights to any payments or distributions to which Guarantor otherwise would be entitled. Notwithstanding the foregoing, so long as Borrower is not in default of any of Borrower's Obligations to Lender, Borrower may pay Borrower's debts and perform Borrower's obligations as are owing to Guarantor in accordance with the terms and conditions pursuant to which those debts and obligations were established.

12. GUARANTOR'S DUTY TO INVESTIGATE

Guarantor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. Absent a written request for such information by Guarantor to Lender and written consent to the release of such information by Borrower, Guarantor hereby waives its rights, if any, to require Lender to disclose to it any information which Lender may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor, the substitution of collateral securing the primary obligation or any guaranty, or any act, event or condition which may constitute an event of default of any guaranty or the Loan Documents.

13. REVIVAL OF GUARANTY

If any payments of money or transfers of property made to Lender by Borrower, or other guarantor, any maker or any endorser should for any reason subsequently be declared to be, or in Lender's counsel's good faith opinion be determined to be, fraudulent (within the meaning of any state or federal law relating to fraudulent conveyances), preferential or otherwise voidable or recoverable in whole or in part for any reason (hereinafter collectively called "Voidable Transfer"), the amount repaid or restored and all costs and expenses (including attorneys' fees) of Lender related thereto, Guarantor's liability hereunder shall automatically be revived, reinstated and restored and shall exist as though such Voidable Transfer had never been made to Lender. In the event Lender shall have returned this Guaranty to Guarantor and subsequently be required or advised by counsel to restore or repay any such Voidable Transfer, the amount thereof, or any portion thereof, Guarantor shall remain liable as provided herein to the same extent as if this Guaranty had not been returned to Guarantor.

14. TERM OF OBLIGATIONS

This Guaranty shall continue in full force and effect until Borrower's Obligations are fully paid, performed and discharged and Lender gives to Guarantor written notice of that fact. Borrower's Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Borrower to Lender are no longer subject to any right on the part of any person whomsoever, including but not limited to Borrower, Borrower as a debtor-in-possession, and/or any trustee in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof.  The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Code. In the event that any such payments by Borrower to Lender are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within Lender's discretion, Guarantor shall be liable for the full amount Lender is required to repay plus costs, interest, attorneys' fees and all expenses which Lender paid or incurred in connection therewith.

15. WAIVER OF RIGHT OF SUBROGATION

Guarantor expressly waives and releases any and all rights of subrogation, reimbursement, indemnity or contribution which it may now or hereafter have against: (1) Borrower, any other guarantor or any person who now or hereafter has direct or contingent liability (whether by contract, at law or in equity) for all or any portion of the Obligations guaranteed hereby: or (2) any property which now or hereafter serves as collateral security for the obligations guaranteed hereby. If and to the extent the waiver and release set forth in the preceding sentence is held to be unenforceable or is construed to affect the enforceability of Guarantor's obligations under this Guaranty, then such waiver shall be void and Guarantor hereby agrees that all such rights of subrogation, reimbursement, indemnity and contribution shall be junior and subordinate to the right of Lender to obtain payment and performance of the Obligations guaranteed hereby and to all rights of Lender in and to any property which now or hereafter serves as collateral security for such Obligations.

16. SURVIVAL

This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of Lender's successors and assigns, including all receivers, trustees, administrators and other successors in interest of Guarantor. The death of Guarantor and the incapacity, lack of authority, death, disability or revocation hereof by any other guarantor shall not terminate or otherwise impair this Guaranty. All Obligations hereunder shall survive the foregoing events and shall be fully satisfied before Guarantor may proceed with action to obtain subrogation, contribution or reimbursement against Borrower.

17. MODIFICATIONS

No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of Lender authorized to do so.  This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which proceed or may accompany the execution of this Guaranty.

18. EXCLUSIVE AGREEMENT

Guarantor acknowledges and agrees that this Guaranty represents the sole and exclusive and final expression of the agreement between the Lender and the Guarantor and that it supersedes and extinguishes all prior negotiations, oral and written representations, covenants or conditions including other agreements between the Guarantor and the Lender but explicitly does not supersede prior guaranties which are intended to guaranty other obligations of the same Borrower or other borrowers. In the event that there is a prior guaranty of the Obligation this Guaranty does not supersede such prior guaranties between Guarantor and Lender but is intended to be a separate and additional guaranty of the Obligation. Guarantor declares that he/she/ it has not relied on any warranty, representation, covenant or condition made by Lender which may qualify this Guaranty or contains any different terms than provided for herein. Further, Guarantor has not signed any other agreement or document in connection with guaranteeing the obligations hereunder which in any way modifies or restricts Guarantor's obligation to perform under the terms of this Guaranty. Guarantor waives any right to have any term or condition of this Guaranty modified or changed by the introduction of prior discussions or negotiations of the parties whether written or oral.  Guarantor understands and acknowledges all of the waivers contained in this Guaranty and has consulted legal counsel or other sources to understand the nature and extent of the waivers and acknowledges that the waivers are enforceable. If any such waivers are determined to be against public policy, the waiver shall be enforced to the extent appropriate under law.

19. TERMS OF THE GUARANTY

Guarantor acknowledges and agrees that he/she/it has read the guaranty and fully understands all of the terms thereof. The Guarantor further agrees that the guaranty is the complete and accurate expression of the Guarantor's understanding of the agreement between the Guarantor and the Lender and that Guarantor has not relied on any other agreement or representations in executing this Guaranty.

20. ATTORNEY FEES

Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or in any way arising out of, following, or consequential to the enforcement of Borrower's Obligations, whether under this Guaranty, the Agreement, or otherwise.

21. GOVERNING LAW

All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California.

DATE: DATE:

GUARANTOR: CO-GUARANTOR:

Print Name: Dallas R. Imbimbo Print Name: Nicholas Kovacevich

[Missing Graphic Reference]

PROMISSORY NOTE (Revolving Line Of Credit)

Santa Ana , CA 04/06/2015 Loan Number: 50900648

FOR VALUE RECEIVED, the undersigned, KIM International Corporation , a California  Corporation (“Borrower”), promises to pay to the order of OPUS BANK, a California commercial bank (“Lender”), at 19900 MacArthur Blvd., 12th Floor, Irvine, California 92612, or such other place as Lender from time to time may designate, in accordance with the terms of this Note the principal sum of Two Hundred Forty Thousand Dollars & 00/100 ( $240,000.00 ) or so much thereof as may be borrowed or re-borrowed from time to time, together with interest on unpaid principal from the disbursement date at the “Interest Rate” (as defined below), with principal and interest payable as provided below in lawful money of the United States.
Article I: 2.PAYMENT OF PRINCIPAL AND INTEREST

1.1 Monthly Payments of Interest. Beginning on 05/01/2015, and on the First day of each calendar month thereafter during the term of the loan evidenced by this Note, Borrower shall pay to Lender all accrued but unpaid interest due under this Note.

1.2 Calculation of Interest. Interest payable with respect to any full calendar month shall be calculated according to the actual number of days in a period as a fraction of a 365-day year. The interest rate used to calculate interest payable hereunder ("Interest Rate") shall equal 2.75% (the “Margin”) plus the following "Index": The rate from time to time published in the "Money Rates" section of the Wall Street Journal and referred to therein as the "Prime Rate;" provided that if the "Prime Rate" should cease to be published in the Wall Street Journal or the Wall Street Journal should cease to be published, then Bank shall select an alternate Index that, in the judgment of Bank is likely to result in the Index being substantially similar to the "Prime Rate" previously published. Notwithstanding the foregoing, the interest rate shall never be adjusted to be less than five percent (5.00%). The Margin is subject to change on an annual basis in accordance with the terms of the Business Loan Agreement entered into between Borrower and Lender as of even date herewith.

In the event that changes in the Index are announced, from time to time hereafter, adjustment in the Interest Rate shall be made as of the date of any such change in the Index. In no event shall the Interest Rate exceed the maximum lawful rate enforceable in the jurisdiction where the loan evidenced by this Agreement is consummated. In the event collection from Borrower of interest at the Interest Rate would be contrary to applicable law, then the Interest Rate in effect on any day shall be the highest rate which may be collected from Borrower under applicable law.

1.3 Payment of Principal. Borrower may repay advances made hereunder and re-borrow at any time prior to the “Maturity Date” (as defined below), provided that at no time shall the aggregate amount of unpaid advances made to borrower exceed the original principal amount of this Note.

1.4 Payment at Maturity. Any unpaid principal payable under this Note, together with all accrued but unpaid interest under this Note shall be due and payable on the earliest of (i) the acceleration of the principal amount of this Loan pursuant to the terms of the Loan Documents; or (ii) 04/01/2016 (the earlier of such dates being the "Maturity Date"). BORROWER ACKNOWLEDGES THAT LENDER IS UNDER NO OBLIGATION TO EXTEND OR REFINANCE THE LOAN EVIDENCED BY THIS NOTE AT MATURITY, AND BORROWER WILL ARRANGE TO REPAY THIS LOAN WITH FUNDS OBTAINED FROM SOURCES OTHER THAN A NEW LOAN BY LENDER.

1.5 Application of Payments. Unless applicable law provides otherwise, all payments received by Lender from Borrower under this Note, whether by wire transfer of funds, check, or other item of payment shall be applied in such manner and order of priority as Lender shall determine in Lender's sole discretion; provided, however, that in the absence of any contrary determination by Lender, such funds shall be applied and credited first to pay any late payment charges due under the this Note, second to pay any accrued but unpaid interest due under this Note, and third to reduce any outstanding principal balance due under this Note.

1.6 Prepayment. This Note may be prepaid in whole or in part at any time.

1.7 Late Payment Charge. If any payment under this Note (whether of principal or interest or both and including the payment due on the Maturity Date or upon any acceleration of this Note) is not paid within ten days after the date on which the payment is due, Borrower shall pay to Lender, in addition to the delinquent payment and without any requirement of notice or demand by Lender, a late payment charge equal to 5.0% of the amount of the delinquent payment or $10.00, whichever is greater. Borrower expressly acknowledges and agrees that the foregoing late payment charge provision is reasonable under the circumstances existing on the date of this Note, that it would be extremely difficult and impractical to fix Lender's actual damages arising out of any late payment and that the foregoing late payment charge shall be presumed to be the actual amount of such damages incurred by Lender. No provision in this Note (including without limitation the provisions for a late payment charge and for interest on any amounts remaining unpaid after the Maturity Date) shall be construed as in any way excusing Borrower from its obligation to make each payment under this Note promptly when due.

1.8 Default Interest.  Notwithstanding any provision in this Note to the contrary, upon the occurrence of an “Event of Default” (as defined below), to the extent permitted by law Lender may, but shall not be obligated to, increase the Interest Rate to an annual interest rate that is equal to 5.0% over the Interest Rate in effect immediately prior to such Event of Default. Borrower expressly acknowledges and agrees that the foregoing default interest provision is reasonable under the circumstances existing on the date of this Note, that it would be extremely difficult and impractical to fix Lender's actual damages arising out of any Event of Default and that the foregoing default interest shall be presumed to be the actual amount of such damages incurred by Lender. No provision in this Note (including without limitation the provisions for a late payment charge and for default interest) shall be construed as in any way excusing Borrower from its obligation to make each payment under this Note promptly when due.

Article II: DEFAULTS AND REMEDIES

2.1 Events of Default. Any one or more of the following events shall constitute an “Event of Default” by Borrower under this Note:

(a) Borrower fails to pay when due and payable, or when declared due and payable, any amounts payable hereunder (whether of principal, interest, late payment charge, prepayment premium, or otherwise) and such amount is not paid within ten (10) calendar days after such amount is due and payable;

(b) Borrower fails or neglects to perform, or observe when due, any term, provision, condition, covenant, warranty or representation contained in this Note, in any documents, agreements or instruments executed by Borrower in connection with the loan evidenced by this Note (collectively, “Loan Documents”), or in any other present or future agreement or arrangement between Borrower and Lender, and such default shall not have been cured within fifteen (15) business days after notice thereof is given to Borrower by Lender;

(c) There is a material impairment of the prospective of repayment of any portion of the amounts owing to Lender hereunder or a material impairment of the value or priority of Lender's security interests in any collateral pledged to secure (among other things) repayment of this Note;

(d) Any material portion of Borrower's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any judicial officer, or any lien is filed or recorded against the assets of the Borrower by a governmental agency, or any judgment against the Borrower becomes a lien against any of the Borrower's assets;

(e) A voluntary or involuntary petition in bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to the federal bankruptcy law or under similar present or future federal or state bankruptcy or insolvency law, is filed by or against Borrower, and such petition is not dismissed within sixty (60) days thereafter;

(f) A receiver, trustee or liquidator (or other similar official) is appointed for Borrower or for all or any substantial part of its assets, or of the Collateral or any portion thereof, and is not discharged within sixty (60) days thereafter;

(g) Borrower makes an assignment of all or any portion of its assets for the benefit of creditors;

(h) Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

(i) There is a default in any material agreement to which Borrower is a party with third parties resulting in a right by such third parties to accelerate the maturity of Borrower's indebtedness;

(j) Any guarantor of Borrower's obligations hereunder dies, terminates its guaranty, or becomes the subject of any insolvency proceeding;

(k) Any government agency files a lien or commences an action or any third party files a claim or lawsuit against Borrower in connection with a violation of state or federal environmental statutes, which claim may result in a substantial fine or penalty or the payment of damages;

(l) Any agency of the federal, state or local government commences any proceedings against Borrower or any guarantor, or the assets of either, for the purpose of enforcing forfeiture rights as provided by federal or state law, or Borrower or any guarantor is the subject of any investigation or any complaint or bill of indictment has been brought against any Borrower or any guarantor in connection with conduct the penalty for which is forfeiture of all or any portion of Borrower's or guarantor's assets;

(m) Borrower suspends its business or ceases doing business as a going concern; and

(n) Any of the foregoing events occur with respect to any guarantor of Borrower's obligations hereunder.

2.2 Lender's Rights And Remedies. Upon the occurrence of an Event of Default, Lender may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a) Terminate Lender's obligation to make advances to Borrower hereunder;

(b) Declare all of Borrower's obligations to Lender immediately due and payable, whether evidenced by this Note, by any of the other(collectively “Loan Documents”) or otherwise; and

(c) Exercise all other rights and remedies available to Lender under the Loan Documents, at law or in equity.

2.3 Remedies Cumulative. Lender's rights and remedies under this Note, the Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on Borrower's part shall be deemed a continuing waiver.  No delay by Lender shall constitute a waiver, election, or acquiescence by it.

Article III: MISCELLANEOUS PROVISIONS

3.1 Revolving Line Of Credit. This Note evidences a revolving line of credit. The minimum Advance amount is $10,000.00 . Advances under this Note, as well as directions for payment from Borrower's deposit accounts maintained with Lender, may be requested orally or in writing by Borrower or any person authorized in writing to do so by Borrower. Lender may, but need not, require that all oral requests be confirmed in writing.  Borrower agrees to be liable for all sums either: (A) advanced in accordance with Borrower's or Borrower's authorized representative's instructions, or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time will be evidenced by Lender's internal records, including daily computer printouts.

3.2 Costs Of Collection. If either Lender or Borrower commences any legal action to enforce or interpret this Note or any provision hereof, the prevailing party shall be entitled to recover its attorneys' and experts' fees in addition to all other relief awarded by the court.  Subject to the preceding sentence, Borrower and all endorsers jointly and severally promise to pay (a) all costs and expenses of collection, including without limitation attorneys' fees, in the event this Note or any portion of this Note is placed in the hands of attorneys for collection and such collection is effected without suit; (b) attorneys' fees, as determined by the court, and all other costs, expenses and fees incurred by Lender in the event suit is instituted to collect this Note or any portion of this Note; and (c) all costs and expenses, including without limitation attorneys' fees, incurred by Lender in connection with any bankruptcy, insolvency or reorganization proceeding or receivership involving Borrower or any affiliate of Borrower, including without limitation attorneys' fees incurred in making any appearances in any such proceeding or in seeking relief from any stay or injunction issued in or arising out of any such proceeding.

3.3 Offsets.  No indebtedness evidenced by this Note shall be deemed to have been offset or shall be offset or compensated by all or part of any claim, cause of action, counterclaim or cross-claim, whether liquidated or unliquidated, which Borrower now or hereafter may have or may claim to have against Lender. Furthermore, in respect to the present indebtedness of, or any future indebtedness incurred by, Borrower to Lender, Borrower waives, to the fullest extent permitted by law, the benefits of any applicable law, regulation, or procedure which substantially provides that, where cross-demands for money have existed between persons at any point in time when neither demand was barred by the applicable statute of limitations, and an action is thereafter commenced by one such person, the other may assert in his answer the defense of payment in that the two demands are compensated so far as they equal each other, notwithstanding that an independent action asserting the claim would at the time of filing the answer be barred by the applicable statute of limitations.

3.4 Certain Waivers. Borrower and all endorsers jointly and severally waive diligence, grace, demand, presentment for payment, exhibition of this Note, protest, notice of protest, notice of dishonor, notice of demand, notice of nonpayment, and any and all exemption rights against the indebtedness evidenced by this Note, and agree to any and all extensions or renewals from time to time without notice and to any partial payments of this Note made before or after maturity and that no such extension, renewal or partial payment shall release any one or all of them from the obligation of payment of this Note or any installment of this Note, and consent to offsets of any sums owed to any one or all of them by Lender at any time.

3.5 Loss, Theft, Destruction Or Mutilation Of Note. In the event of the loss, theft or destruction of this Note, upon Borrower's receipt of a reasonably satisfactory indemnification agreement executed in favor of Borrower by the party who held this Note immediately prior to its loss, theft or destruction, or in the event of the mutilation of this Note, upon Lender's surrender to the Borrower of the mutilated Note, Borrower shall execute and deliver to such party or Lender, as the case may be, a new promissory note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

3.6 Obligations Joint And Several. If Borrower consists of more than one person or entity, each shall be jointly and severally liable for the performance of each of the obligations of Borrower to Lender hereunder.

3.7 Construction Of Note. Captions in this Note are included solely for convenience and are not to be referred to in construing or interpreting this Note. Each reference in this Note to a particular paragraph is a reference to a paragraph of this Note unless otherwise expressly indicated.  The terms "include," "includes" and "including" are not used in any limiting sense, but rather by way of example or illustration. If any portion of this Note is declared invalid, illegal or unenforceable by any court of competent jurisdiction, such portion shall be deemed severed from this Note and the remaining portions shall continue in full force and effect. Time is strictly of the essence of each and every provision of this Note.  This Note shall be governed by and interpreted and enforced according to the laws of the State of California.

IN WITNESS WHEREOF, this Note is executed by or on behalf of each party hereto by its duly authorized representative(s) on the date(s) indicated below and effective as of the date set forth above.

DATE:
DEBTOR: KIM International Corporation a California corporation

By Name Dallas R. Imbimbo Title CEO

[Missing Graphic Reference]

SECURITY AGREEMENT (Revolving Line Of Credit)

THIS SECURITY AGREEMENT (“Agreement”) is dated for reference purposes and executed as of 04/06/2015 (“Effective Date”), by KIM International Corporation , a California Corporation (“Debtor”) in favor of OPUS BANK, a California commercial bank (“Lender”), with references to the following recitals:

ARTICLE I: RECITALS

1.1 Pursuant to that certain Business Loan Agreement dated 04/06/2015, between Lender and Borrower ("Loan Agreement"), Lender has agreed to extend credit to Borrower in the form of a revolving line of credit in an amount not to exceed Two Hundred Forty Thousand Dollars & 00/100 ( $240,000.00 ) (the "Credit Line"), evidenced by that certain promissory note of even date herewith, in the original principal amount of the Credit Line and executed by Borrower to the order of Lender or its assignee, together with all amendments, modifications, restatements and renewals thereof ("Note").

1.2 As a condition to extending the Credit Line to Borrower, Lender has required that Borrower grant to Lender a security interest in certain personal property assets of Borrower (more particularly described in the definition of the term "Collateral" set forth below) to secure repayment of the Credit Line and to secure performance by Borrower of all of Borrower's obligations under this Agreement, the Loan Agreement, the Note and all other agreements, documents or instruments executed by Borrower in connection with the Credit Line (collectively, the "Loan Documents".

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL BENEFITS ACCRUING TO THE PARTIES HERETO AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO DECLARE, UNDERSTAND AND AGREE TO THE FOLLOWING TERMS:

ARTICLE II: DEFINITIONS

Capitalized terms in this Agreement that are not defined when first used shall have the meanings set forth below.

2.1 Accounts. The term "Accounts" shall mean all presently existing and hereafter arising accounts, as such term is defined in the "UCC," including, without limitation, accounts receivable, contract receivables, receivables of any kind, deposit accounts, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, and Borrower's Books relating to any of the foregoing.

2.2 Cash Collateral.  The term "Cash Collateral" shall mean all deposit accounts, monies, instruments, certificates of deposit, and related collateral maintained with Bank or with any other depository institution.

2.3 Chattel Paper.  The term "Chattel Paper" shall mean all chattel paper, as such term is defined in the UCC, now existing or hereinafter acquired, including, without limitation, leases, contracts, contracts now or hereinafter assigned to Borrower, and any other writing or writings which evidence a monetary obligation and a security interest in goods, and Borrower's Books relating to any of the foregoing.

2.4 Equipment. The term "Equipment" shall mean all of Borrower's present and hereafter acquired equipment, as such term is defined in the "UCC," including, without limitation, all machinery, machine tools, motors, furniture, furnishings, fixtures, tools, parts, dies, jigs, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

2.5 General Intangibles. The term "General Intangibles" shall mean all of Borrower's present and future general intangibles, as such term is defined in the UCC, including, without limitation, documents, documents of title, contract rights, leases, deposit accounts, insurance policies, guaranties, releases, any monies due from a factor, claims, choses or things in action, goodwill, patents, trade names, trademarks, service masks, rights arising under patent, copyright and trademark law, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, infringement claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, tax refunds and tax refund claims, and Borrower's books relating to any of the foregoing, with one the exclusion to the foregoing intangible items; a custom mold, known as: Unitary Child-Resistant Containers Configured for Attachment to Identifier Cap, and Identifier Cap.

2.6 Instruments. The term "Instruments" shall mean all instruments, as such term is defined in the UCC, whether now existing or hereinafter acquired, including, without limitation, negotiable instruments, letters of credit, notes, drafts, documents of title, certificated and uncertificated securities, and any other writing which evidences a right to the payment of money, and Borrower's Books relating to any of the foregoing.

2.7 Inventory.  The term "Inventory" shall mean all inventory, as such term is defined in the UCC, whether now existing or hereinafter acquired, including, without limitation, all Used Cars held by Borrower for sale or lease (including, without limitation, all Used Cards listed on a Schedule), all goods, machinery and equipment held by Borrower for sale or lease or to be furnished under a contract of service, all raw materials, work in progress, finished goods, packing and shipping materials, all goods returned or reclaimed relating to the foregoing, and all documents of title representing any of the foregoing, and Borrower's Books relating to any of the foregoing.

2.8 Event of Default. The term "Event of Default" shall mean the occurrence of one or more of the events described in Section 6 of this Agreement.

2.9 UCC. The term "UCC" shall mean the Uniform Commercial Code as enacted in the state whose law applies with respect to the creation, perfection and enforcement of Lender's rights as to the Collateral.

[Missing Graphic Reference]

SBB-LDP-SecurityAgreementRLOC 32414 Page 19 of 24

ARTICLE III: SECURITY INTEREST

3.1 Grant.  As security for the due and timely performance of all monetary and non-monetary obligations of Debtor under the Loan Documents and the due and timely performance of all monetary and non-monetary obligations of Debtor hereunder, Debtor hereby transfers, conveys, grants and assigns to Lender a security interest in the “Collateral” (as defined below).

(a) Description of Collateral. The term "Collateral" shall include each of the following: [X] Accounts, [X] Cash Collateral, [X] Chattel Paper,
[X] "Equipment," [X] "General Intangibles," [X] Instruments, [X] Inventory, all deposit accounts, all monies, all lock box accounts, and all other assets of Borrower which hereafter come into the possession, custody or control of Bank, and all proceeds whether tangible or intangible, of each and all of the foregoing including, without limitation, all rights under any insurance policies, and the proceeds thereof, insuring against loss, damage or destruction of the any of the foregoing.

3.2 Perfection of Security Interest. Debtor shall take all actions that may be necessary or appropriate or that Lender may at any time or from time to time request as necessary in the opinion of Lender to perfect and maintain the perfection of Lender's security interest in the Collateral as a first priority lien, subject to no other liens or encumbrances. Specifically, but without limiting the generality of the foregoing, Debtor hereby irrevocably constitutes and appoints Lender the attorney-in-fact of Debtor to execute, deliver and, if appropriate, to file and/or record with the appropriate filing officer or office such security agreements, financing statements, notices, continuation statements and other instruments as Lender may request or require in order to impose, perfect or continue the perfection of Lender's security interest in the Collateral.

ARTICLE IV: DEBTOR'S REPRESENTATIONS AND WARRANTIES

4.1 Authority. Debtor has all requisite power and authority to enter into this Agreement and to grant to Lender a security interest in the Collateral.

4.2 No Violation of Any Agreement. The execution, delivery and performance of this Agreement by Debtor does not violate any agreement to which Debtor is a party or by which Debtor or Debtor's property is or may be bound, and no consent of, notice to, approval of or withholding of objection by any person or organization, including any governmental agency, is required in connection with such execution, delivery and performance.

4.3 Binding Obligation. This Agreement constitutes a legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, or reorganization or similar laws affecting the enforcement of creditors' rights generally.

4.4 No Other Assignment. Debtor has not executed any other document or agreement assigning or otherwise transferring any interest in and to the Collateral or Debtor's rights therein, except pursuant to this Agreement.

4.5 No Action or Proceeding. There is no action or proceeding pending by or against Debtor before any court or administrative agency, and Debtor has no knowledge of any pending, threatened or imminent litigation, governmental investigation or claim, complaint, action or prosecution involving Debtor, in which the amount in controversy exceeds Twenty Five Thousand Dollars ($25,000.00), except as heretofore disclosed, in writing, to Lender. If any of the foregoing arise during the term of this Agreement, Debtor shall immediately notify Lender in writing.

ARTICLE V: AFFIRMATIVE COVENANTS OF DEBTOR.

Until all obligations of Debtor under the Loan Documents have been fully satisfied, unless Lender waives compliance in writing, Debtor agrees and covenants as follows:

5.1 Compliance with Terms of Loan Documents. Debtor shall comply with each and all of the terms and conditions contained in the Loan Documents.

5.2 Taxes, Assessments and Other Charges. Debtor shall duly and promptly pay and discharge, as the same become due and payable, all taxes, assessments, and governmental and other charges, levies or claims levied or imposed, or which if unpaid might become a lien or charge, upon the properties, assets, earnings or business of Debtor, except for such taxes, assessment, charges, levies or claims that are being diligently contested in good faith by Debtor and Debtor has made appropriate provisions, approved by Lender, to pay and discharge same upon resolution of any dispute. If Debtor fails to pay any such tax, assessment, charge, levy or claim, Lender may, in its sole and absolute discretion and without notice to Debtor, make payment of the same or any part thereof as Lender deems necessary to satisfy the liability therefor. Lender may conclusively rely on the usual statements of the amount owing or other official statements issued by the appropriate governmental agency.

5.3 Payment of Obligations. Debtor shall pay all of its liabilities and obligations when due and prior to the date on which penalties attach thereto and will keep all existing debts current.

5.4 Laws.  Debtor shall comply with all applicable statutes and regulations affecting the ownership of its property and the conduct of its business.

5.5 Notice of Certain Events. Debtor shall give prompt written notice to Lender of all events of default under any of the terms or provisions of this or any other agreement entered into by Debtor, material litigation, and any other matter which has resulted in, or might reasonably be expected to result in, a material adverse change in Debtor's condition or operations.

5.6 Execution of Other Documents. Debtor shall promptly execute and deliver all supplements and amendments hereto, and all financing statements, fixture filings, continuation statements and such additional agreements, instruments and assurances in connection with this Agreement as Lender reasonably requests to effectuate the provisions hereof.

5.7 Asset Forfeiture. Debtor covenants and agrees that it has not committed and shall not commit any act or engage in any conduct which shall cause the Collateral or any assets of Debtor to be subject to any claim by the federal, state or local government, now or in the future, under the asset forfeiture laws or regulations promulgated thereunder and as may be amended from time to time.

5.8 Other Information. Debtor shall promptly supply Lender with such other information concerning its business and general financial condition as Lender may reasonably request from time to time.

ARTICLE VI: DEFAULT AND REMEDIES

6.1 Events of Default. Any one or more of the following shall constitute an “Event of Default” by Debtor under this Agreement:

(a) Debtor fails to pay when due and payable, or when declared due and payable, any amounts payable under the Note (whether of principal, interest, late payment charge, prepayment premium, or otherwise) and other Loan Documents;

(b) Debtor fails or neglects to perform, or observe when due, any term, provision, condition, covenant, warranty or representation contained in this Agreement or in any Loan Documents, or in any other present or future agreement or arrangement between Debtor and Lender, and such default shall not have been cured within fifteen (15) business days after notice thereof is given to Debtor by Lender;

(c) There is a material impairment of the prospective of repayment of any portion of the amounts owing to Lender under the Note or other Loan Documents, or a material impairment of the value or priority of Lender's security interests in any Collateral;

(d) Any material portion of Debtor's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any judicial officer, or any lien is filed or recorded against the assets of the Debtor by a governmental agency, or any judgment against the Debtor becomes a lien against any of the Debtor's assets;

(e) A voluntary or involuntary petition in bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to the federal bankruptcy law or under similar present or future federal or state bankruptcy or insolvency law, is filed by or against Debtor, and such petition is not dismissed within sixty (60) days thereafter;

(f) A receiver, trustee or liquidator (or other similar official) is appointed for Debtor or for all or any substantial part of its assets, or of the Collateral or any portion thereof, and is not discharged within sixty (60) days thereafter;

(g) Debtor makes an assignment of all or any portion of its assets for the benefit of creditors;

(h) Debtor is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

(i) There is a default in any material agreement to which Debtor is a party with third parties resulting in a right by such third parties to accelerate the maturity of Debtor's indebtedness;

(j) Any guarantor of the Debtor's obligations to Lender under the Loan Documents dies, terminates its guaranty, or becomes the subject of any insolvency proceeding;

(k) Any government agency files a lien or commences an action or any third party files a claim or lawsuit against Debtor in connection with a violation of state or federal environmental statutes, which claim may result in a substantial fine or penalty or the payment of damages;

(l) Any agency of the federal, state or local government commences any proceedings against Debtor or any guarantor, or the assets of either, for the purpose of enforcing forfeiture rights as provided by federal or state law, or Debtor or any guarantor is the subject of any investigation or any complaint or bill of indictment has been brought against any Debtor or any guarantor in connection with conduct the penalty for which is forfeiture of all or any portion of Debtor's or guarantor's assets;

(m) Debtor suspends its business or ceases doing business as a going concern; and

(n) Any of the foregoing events occur with respect to any guarantor of the Debtor's obligations under the Loan Documents.

6.2 Remedies upon Default. Upon the occurrence of an Event of Default under this Agreement, Lender may, at its election, without notice and without demand, do any one or more of the following, all of which are authorized by Debtor:

(a) Exercise any of Lender's rights and remedies under the Loan Documents.

(b) Without notice to or demand upon Debtor, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral, including without limitation to pay, purchase, contest or compromise any lien, encumbrance, interest or charge which, in the opinion of Lender, appears to be prior or superior to its security interest and to pay, on Debtor's behalf, all expenses incurred in connection therewith.

(c) Have and exercise all the rights and remedies provided to a secured party by the UCC with respect to all parts of the Collateral or from Debtor.

(d) Take any other appropriate action to protect and enforce the rights and remedies of Lender hereunder.

6.3 Sale of Collateral. If Lender so elects, Lender may sell or dispose of, or cause the sale or disposal of, the Collateral at one or more public or private sales, or both, by way of one or more finance contracts or transactions, for cash or on terms, in such manner and at such places as is commercially reasonable in the opinion of Lender. It is not necessary that the Collateral be present at any such sale.

(a) Lender shall give notice of the sale or disposition of all or any part of Collateral as provided in the UCC, in effect on the date such notice is given.
(b) Lender may bid for and acquire any portion of the Collateral at any public sale, and may pay all or part of the purchase price of such Collateral by crediting against amounts owing on Debtor's obligations to the Lender all or part of the net proceeds of such sale after deducting expenses incurred by Lender in connection with such sale. The evidence of the Loan to be so credited need not be produced in order to complete any such sale or in order to cause there to be credited thereon its share of such net proceeds.

(c) If requested by Lender, Debtor shall use commercially reasonable efforts to obtain qualified purchasers for the Collateral in connection with any sale. Lender will consider any bids for the Collateral submitted by Debtor prior to any private sale, but Lender shall have no obligation to accept any such bid.

6.4 Application of Proceeds. All monies received upon sale or disposition of the Collateral or any part thereof pursuant to this section shall be applied from time to time by Lender as provided in the UCC on the date hereof. Lender shall be entitled to include within the expenses described in said section, all reasonable attorneys' fees and legal expenses of Lender, its agents and counsel incurred in connection with its enforcement of this section or the maintenance, preparation for sale, lease or other disposition of the Collateral. All monies, earnings, revenues, proceeds, rents, issues, profits and income derived pursuant to the exercise of Lender's rights and remedies under this section (after deducting Lender's expenses and other proper charges), and all other money or property received or recovered by Lender pursuant to this Agreement, shall be applied from time to time by Lender to Debtor's obligations under the Loan Documents.

ARTICLE VII: MISCELLANEOUS PROVISIONS

7.1 Time of the Essence. Time is hereby declared to be of the essence in the performance of this Agreement and of every part hereof.

7.2 Entire Agreement; Amendment. This Agreement and any agreements, instruments or documents referred to herein constitute the entire agreement among the parties hereto regarding the subject matter hereof, and all prior and/or contemporaneous communications, verbal or written, between or among the parties hereto regarding the subject matter hereof shall be of no further effect or evidentiary value.  No course of prior dealing between the parties, no usage of trade, and no parole or extrinsic evidence of any nature shall be used to supplement or modify any term of this Agreement This Agreement can be amended only by a written agreement executed by duly authorized representatives of the parties hereto.

7.3 Construction of Agreement. This Agreement shall be construed as though drafted by both parties and shall not be construed against or in favor of any one party. On the contrary, this Agreement has been reviewed by all parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and references to the part include the whole. The use of the word "including" shall be construed as providing examples only and shall not limit the generality of any provision in which it is used. The use of the word "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder" and similar terms used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, and exhibit references are to this Agreement unless otherwise specified.

7.4 Severability.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

7.5 Governing Law. This Agreement and all other agreements and instruments required in connection herewith shall be governed by and construed in accordance with the laws of the State of California.

7.6 Counterpart Execution. This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Agreement.

7.7 Attorneys' Fees. In the event any party to this Agreement shall be required to commence any action or proceeding against any other party by reason of any breach or claimed breach of any provision of this Agreement, to commence any action in any way connected with this Agreement, or to seek a judicial declaration of rights under this Agreement, the party prevailing in such action or proceeding shall be entitled to recover from the other party, or parties, the prevailing party's reasonable attorneys' fees and costs including, without limitation, all witness fees and associated expenses, including matters on appeal whether or not the proceeding or action proceeds to judgment.

IN WITNESS WHEREOF, this Agreement is executed by or on behalf of each party by its duly authorized representative(s) on the date(s) indicated below and effective as of the date set forth above.

DATE:

DEBTOR: KIM International Corporation

a California corporation

By

Name Dallas R. Imbimbo

Title CEO

DISBURSEMENT REQUEST AND AUTHORIZATION

AUTHORIZATION TO CHARGE ACCOUNT. Borrower hereby authorizes Lender to deduct from Borrower's Account Number [ ], the amount of $275.00 . Initial Here (___________________).

AUTOMATIC PAYMENTS WITH LENDER. Lender is hereby authorized to automatically deduct from an Opus Bank account, numbered [ ], in the name of KIM International Corporation , the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment.

X______________________________________________ Authorized Signer.

IN WITNESS WHEREOF, the undersigned has executed this Authorization as of the date written above.

DATE: BORROWER: KIM International Corporation

a California corporation

By Name Dallas R. Imbimbo Title CEO